Corporate Information	6 Months Ended
Dec. 31, 2021
Corporate Information [Abstract]
Corporate Information Explanatory
Note 1. Corporate Information

Opthea Limited (the parent) is a company limited by shares incorporated in Australia whose ordinary shares are publicly traded on the Australian Securities Exchange (“
ASX
”) and whose American Depository Shares (“
ADSs
”) are listed on the Nasdaq Global Select Market.
The principal activity of Opthea limited is to develop and commercialize therapies primarily for eye disease. Opthea’s lead asset, OPT-302, is a soluble form of VEGFR-3 in clinical development as a novel therapy for wet (neovascular) age-related macular degeneration and diabetic macular edema (DME). Wet AMD and DME are leading causes of blindness in the elderly and diabetic populations respectively and are increasing in prevalence worldwide.
The condensed consolidated financial report of Opthea Limited (the “
Group
”) for the six months period ended December 31, 2021 and 2020 was authorized for issue in accordance with a resolution of the directors on March 30, 2022.
Significant changes in the current reporting period:
For the six months period ended Decemb
er 31, 2021, the Company’s net loss before tax attributable to members is $40,629,360 (December 31, 2020: $28,277,254). The increased loss compared to the prior period is mainly due to the increase in research and development (R&D) spending, which can be attributed to the manufacturing of
OPT-302
and ramp up of the Phase 3 clinical trials of
OPT-302
in wet AMD.
Set out below are other factors affecting financial performance:

•	The total R&D expense was $31,819,649 (December 31, 2020: $13,778,940).

•	The net income tax benefit for the half year is $2,916,601 (December 31, 2020: $2,546,983).

•	Basic earnings per share were a loss of 10.74 cents (December 31, 2020: loss of 9.08 cents) .